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                                                               EXHIBIT 10.8.2




                                SECOND AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                                     AMONG

                         NEWFIELD EXPLORATION COMPANY,
                                AS THE COMPANY,

                           THE CHASE MANHATTAN BANK,
                                   AS AGENT,

                                      AND

                           THE BANKS SIGNATORY HERETO

                          EFFECTIVE AS OF MAY 2, 1997
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                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") executed effective as of the 2nd of May 1997 (the "Effective Date") is among NEWFIELD EXPLORATION COMPANY, a corporation duly organized and validly existing under the laws of the state of Delaware (the "Company"); each of the banks under the Credit Agreement (hereinafter defined) (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK (formerly known as The Chase Manhattan Bank, N.A.), as agent for the Banks under the Credit Agreement (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS

         A. The Company, the Agent and the Banks are parties to that certain Credit Agreement dated as of May 20, 1996, as amended by that certain First Amendment to Credit Agreement dated as of April 1, 1997 (the "Credit Agreement"), pursuant to which the Banks have made certain credit available to and on behalf of the Company.

         B. The Company has requested and the Agent and the Banks have agreed to amend certain provisions of the Credit Agreement.

         C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this Second Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

         Section 2.       Amendments to Credit Agreement.

         2.1     Amendments to Section 1.01.

         (a) The definition of "Agreement" is hereby amended to read as follows:

                 "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, as amended by the Second Amendment, and as further amended from time to time.

         (b) The following definitions of "Second Amendment" and "Second Amendment Effective Date" are hereby added where alphabetically appropriate:

                 "Second Amendment" shall mean that certain Second Amendment to Credit Agreement dated as of May 2, 1997 among the Company, the Agent and the Banks.

                 "Second Amendment Effective Date" shall mean the "Effective Date" as such term is defined in the Second Amendment.
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         2.2     Amendment to Section 9.03.  Section 9.03 is hereby amended to delete Section 9.03(j) and add the following new Section 9.03(j) which reads in its entirety as follows:

                 (j) equity investments in the aggregate not to exceed $10,000,000 in Special Purpose Subsidiaries; and investments, loans or advances by the Company or any of its Subsidiaries in or to any of its Subsidiaries which are not Special Purpose Subsidiaries for investment by such Person in either direct interests in Oil and Gas Properties or in Persons owning Oil and Gas Properties;

         2.3 Amendment to Schedule 7.14. Schedule 7.14 is hereby deleted in its entirety and the revised Schedule 7.14 dated as of the Second Amendment Effective Date (attached hereto) is hereby inserted in lieu thereof.

         Section 3. Consent. The Company, on or after the Second Amendment Effective Date, is creating Newfield International Inc., a Bahamian company, Newfield Offshore Inc., a Bahamian company, and Newfield Asia Inc., a Bahamian company, for the purposes of (a) acquiring Oil and Gas Properties located in jurisdictions outside of the United States and (b) acquiring Persons owning Oil and Gas Properties located in jurisdictions outside of the United States. The Agent and the Banks hereby consent to the creation of such Subsidiaries and the acquisition of such Persons and their respective Subsidiaries which are described in Schedule 7.14 pursuant to Section 9.18 of the Credit Agreement.

         The foregoing waiver is granted to the extent and only to the extent necessary to permit the creation and/or acquisitions described in this Section 3; and nothing in the forgoing consent shall be deemed to be constitute a waiver of compliance by the Company or any of its Subsidiaries of any other term, condition, agreement or covenant contained in the Credit Agreement or any Loan Document.

         Section 4. Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Agent of the following documents and satisfaction or waiver of the other conditions provided in this
Section 4, each of which shall be satisfactory to the Agent in form and substance:

         4.1 Loan Documents. The Agent shall have received multiple counterparts as requested of this Second Amendment, each executed and delivered by a duly authorized officer of each party.

         4.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

         Section 5. Representations and Warranties; Etc. The Company hereby affirms: (a) that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in the Credit Agreement and each Loan Document are true and correct in all material respects as though made on and as of the Effective Date; and (b) that after giving effect to this Second Amendment and to the transactions contemplated hereby and that no Defaults exist under the Credit Agreement or will exist under the Credit Agreement after giving effect to the aforesaid transactions.





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         Section 6.       Miscellaneous.

         6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

         6.2 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         6.3 No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.4 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed effective as of the date first written above.

                                     NEWFIELD EXPLORATION COMPANY



                                     By:   /s/TERRY W. RATHERT
                                        ---------------------------------------
                                           Terry W. Rathert
                                           Vice President and
                                           Chief Financial Officer



                                     THE CHASE MANHATTAN BANK, as Agent


                                     By:   /s/PETER M. LING
                                        ---------------------------------------
                                           Peter M. Ling
                                           Vice President



                                     THE CHASE MANHATTAN BANK


                                     By:   /s/PETER M. LING
                                        ---------------------------------------
                                           Peter M. Ling
                                           Vice President



                                     BANK BOSTON, N.A., F/K/A
                                     THE FIRST NATIONAL BANK OF BOSTON


                                     By:   /s/GEORGE W. PASELLA
                                        ---------------------------------------
                                           George W. Passela
                                           Managing Director





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                                     BANK OF MONTREAL


                                     By:   /s/ROBERT L. ROBERTS
                                        ---------------------------------------
                                           Robert L. Roberts
                                           Director, U.S. Corporate Banking



                                     FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                     By:   /s/MICHAEL J. KOLOSOWSKY
                                        ---------------------------------------
                                           Michael J. Kolosowsky
                                           Vice President



                                     SOCIETE GENERALE


                                     By:   /s/RICHARD A. ERBERT
                                        ---------------------------------------
                                           Richard A. Erbert
                                           Vice President



                                     FIRST NATIONAL BANK OF COMMERCE


                                     By:   /s/DAVID R. REID
                                        ---------------------------------------
                                           David R. Reid
                                           Senior Vice President





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